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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-69502 of CenterPoint Energy, Inc. on Form S-4 of our report dated March 28, 2002 appearing in this Annual Report on Form 10-K of CenterPoint Energy, Inc. for the period ended December 31, 2001.


DELOITTE & TOUCHE LLP

Houston, Texas
March 28, 2002